NUVEEN SANTA BARBARA GLOBAL DIVIDEND GROWTH FUND

SUPPLEMENT DATED DECEMBER 16, 2015

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 30, 2015

The following is added to the end of the fourth paragraph under “Shares of Beneficial Interest”:

In addition, as of December 16, 2015, Nuveen Investments and its parent company, TIAA-CREF, owned approximately 84% of the outstanding shares of Nuveen Santa Barbara Global Dividend Growth Fund and were therefore controlling shareholders of the Fund. At this level of ownership, Nuveen Investments and TIAA-CREF would be able to determine the outcome of any item presented to shareholders for approval.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-SBGDGSAI-1215P